UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2021

Sezzle Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-56267	81-0971660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

251 N 1st Avenue
Ste. 200
Minneapolis, MN 55401
(Address of principal executive offices, including zip code)

+1 (651) 504 5402
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Conditions

On October 28, 2021, Sezzle Inc. (the “Company) made certain required disclosures with the Australian Securities Exchange (the “ASX”) reporting on certain financial and operating results for the three and nine month periods ended September 30, 2021 (the “Appendix 4C Report”). A copy of the Appendix 4C Report is furnished as Exhibit 99.1 and is incorporated herein by reference.

The financial information included in the Appendix 4C Report is subject to the completion of the Company’s customary quarter-end financial closing procedures, including management’s review and finalization of its unaudited financial statements for three and nine month period ended September 30, 2021, as well as review procedures by the Company’s independent registered public accounting firm of such unaudited financial statements, which have not yet been completed. Therefore, the financial information included in the Appendix 4C Report should not be viewed as a substitute for the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021.

Item 7.01. Regulation FD Disclosure

On October 28, 2021, the Company will hold a conference call discussing its results of operations for the three and nine months ended September 30, 2021. A copy of management’s presentation materials is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference in this Item 7.01.

The information contained under Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.2 attached hereto) is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Appendix 4C Report of the Company, dated October 28, 2021.
99.2	Presentation of the Company, dated October 28, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEZZLE INC.

Dated: October 28, 2021	By:	/s/ Charles Youakim
Charles Youakim
Chief Executive Officer